BLACKROCK FUNDSSM

BlackRock Global Equity Absolute Return Fund

(the “Fund”)

Supplement dated July 19, 2023 to the Statement of Additional Information (“SAI”) of the Fund, dated July 29, 2022, as supplemented to date

Effective August 31, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Information Regarding the Portfolio Manager

Gareth Williams, CFA, is the portfolio manager and is primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio manager is primarily responsible for the day-to-day portfolio management as of March 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gareth Williams, CFA	2 $2.66 Billion	3 $19.26 Billion	1 $293.9 Million	0 $0	1 $72.64 Million	0 $0

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio manager’s compensation as of March 31, 2022.

The first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio manager are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of the Fund and other accounts managed by the portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: LIBOR 3 Month Index; MSCI ACWI Financials Index; MSCI All Country World ex US - Net Return.

The last sentence of the second paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The portfolio manager of this Fund has deferred BlackRock, Inc. stock awards.

The last sentence of the sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

The portfolio manager is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The portfolio manager owned no shares of the Fund as of March 31, 2022.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted the portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. The portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

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